UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2003

LAM RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State of Other Jurisdiction of Incorporation)

000-12933	94-2634797

(Commission File Number)	(IRS Employer Identification Number)

4650 Cushing Parkway
Fremont, California 94538

(Address of principal executive offices including zip code)

(510) 572-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release Dated July 23, 2003

Item 9. Regulation FD Disclosure

     See Item 12

Item 12. Results of Operations and Financial Condition

On July 23, 2003, Lam Research Corporation (the Company) issued a press release announcing its earnings for the fourth quarter and year ended June 29, 2003, the text of which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in the Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirement of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 23, 2003

LAM RESEARCH CORPORATION

By:	/s/ Mercedes Johnson

Mercedes Johnson Senior Vice President, Finance,Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 23, 2003